PLEDGE AGREEMENT



         THIS PLEDGE AGREEMENT, dated as of [ ], is executed by NU SKIN ENTERPRISES, INC., a Delaware corporation ("NSE"), in favor of ABN AMRO BANK N.V., acting as agent (in such capacity and each successor thereto acting in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, "Lenders").


                                    RECITALS

         A. Pursuant to a Credit Agreement, dated as of May 8, 1998 (as amended from time to time, the "Credit Agreement"), among NSE, Nu Skin Japan Co., Ltd. ("NSJ"), Lenders and Agent, Lenders have agreed to extend certain credit facilities to NSE and NSJ (collectively, "Borrowers") upon the terms and subject to the conditions set forth therein.

         B. Lenders' obligations to extend the credit facilities to Borrowers under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Agreement, duly executed by NSE.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, NSE hereby agrees with Agent, for the ratable benefit of Lenders and Agent, as follows:


1.       Definitions and Interpretation.

                  (a) Definitions. When used in this Agreement, the following terms shall have the following respective meanings:

                           "Agent"  shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Collateral"  shall  have the  meaning  given to that
                  term in Paragraph 2 hereof.

                           "Credit  Agreement"  shall have the meaning  given to
                  that term in Recital A hereof.

                           "Domestic  Subsidiary"  shall mean, at any time, each
                  Subsidiary of NSE (a) which is created or organized in the United States or under the law of the United States or any state thereof or any territory thereof, (b) which was included as a member of NSE's affiliated group in NSE's most recent consolidated United States federal income tax return, or (c) the earnings of which were includible in the taxable income of NSE or any other Domestic Subsidiary (to the extent of NSE's or such other Domestic Subsidiary's ownership interest of such Subsidiary) in NSE's most recent consolidated United States federal income tax return.

                           "Equity  Securities" of any Person shall mean (a) all
                  common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

                           "Foreign  Subsidiary"  shall mean each  Subsidiary of
                  NSE which is not a Domestic Subsidiary, including, as of the date of this Agreement, the Subsidiaries of NSE set forth in Attachment 1 hereto.

                           "Foreign  Subsidiary  Non-Voting  Shares" shall mean,
                  with respect to any Foreign Subsidiary, Equity Securities issued by such Foreign Subsidiary which are not Foreign Subsidiary Voting Shares.

                           "Foreign  Subsidiary  Voting Shares" shall mean, with
                  respect to any Foreign Subsidiary, Equity Securities issued by such Foreign Subsidiary [having voting power to elect the members of the Board of Directors (or comparable body) of such Foreign Subsidiary].

                           "Lenders"  shall have the meaning  given to that term
                  in the introductory paragraph hereof.

                           "Maximum  Percentage" shall mean, with respect to the
                  Foreign Subsidiary Voting Shares of any Foreign Subsidiary, the maximum percentage of such shares that can be pledged to Agent hereunder without increasing the gross income of NSE pursuant to Sections 951 or 956(c) of the IRC.

                           "NSE"  shall have the  meaning  given to that term in
                  the introductory paragraph hereof.

                           "Obligations"  shall  mean  and  include  all  loans,
                  advances, debts, liabilities, and obligations, howsoever arising, owed by NSE to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money) individual or joint and several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to NSE or payable by NSE thereunder.

                           "Pledged Shares" shall mean  collectively the Foreign
                  Subsidiary Voting Shares and Foreign Subsidiary Non-Voting Shares pledged to Agent pursuant to Paragraph 2 hereof.

                           "Subsidiary"   of  any  Person  shall  mean  (a)  any
                  corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other
                  Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other
                  Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the Financial Statements of such Person on a consolidated basis. (All references in this Agreement and the other Credit Documents to NSE and its Subsidiaries shall, unless otherwise indicated, include NSJ and its Subsidiaries.)

                           "Taxes"  shall have the meaning given to such term in
                  Subparagraph 8(g).

                           "UCC"  shall mean the Uniform  Commercial  Code as in
                  effect in the State of California from time to time.

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

                  (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Agreement, apply to this Agreement and are hereby incorporated by reference.


2. Pledge. As security for the Obligations, NSE hereby pledges and assigns to Agent (for the ratable benefit of Lenders and Agent) and grants to Agent (for the ratable benefit of Lenders and Agent) a security interest in all right, title and interest of NSE in and to the property described in subparagraphs (a)
- (d) below, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):

                  (a) Sixty-six percent (or, if the Maximum Percentage shall change after the date hereof, the Maximum Percentage) of all Foreign Subsidiary Voting Shares of each Foreign Subsidiary owned directly by NSE (including the Foreign Subsidiary Voting Shares described in Attachment 1 hereto), whether certificated or uncertificated;

                  (b) All of the Foreign Subsidiary Non-Voting Shares of each Foreign Subsidiary owned directly by NSE (including the Foreign Subsidiary Non-Voting Shares described in Attachment 1 hereto), whether certificated or uncertificated;

                  (c) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any of the property described in subparagraph (a) or (b) above; and

                  (d) All proceeds of the foregoing.

3. Representations and Warranties. NSE represents and warrants to Lenders and Agent as follows:

                  (a) NSE is the record legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time NSE acquires rights in the Collateral, will be the record legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time NSE acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral.

                  (b) Agent has (or in the case of after-acquired Collateral, at the time NSE acquires rights therein, will have) a first priority perfected security interest in the Collateral.

                  (c) All Pledged Shares have been (or in the case of after-acquired Pledged Shares, at the time NSE acquires rights therein, will have been) duly authorized, validly issued and fully paid and are (or in the case of after-acquired Pledged Shares, at the time NSE acquires rights therein, will be) non-assessable.

                  (d) NSE has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same.

                  (e) Set forth in Attachment 1 hereto is a true, complete and accurate list, as of the date of this Agreement, of all Foreign Subsidiaries and all Foreign Subsidiary Voting Shares and all Foreign Subsidiary Non-Voting Shares.


4.       Covenants.  NSE hereby agrees as follows:

                  (a) NSE, at NSE's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, NSE shall (i) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (ii) deliver to Agent promptly upon receipt the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same and
         (iii) cause the Lien of Agent to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent.

                  (b) NSE shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

                  (c) NSE shall appear in and defend any action or proceeding which may affect its title to or Agent's interest in the Collateral.


                  (d) NSE shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Credit Agreement, and, notwithstanding any provision of the Credit Agreement, NSE shall keep the Collateral free of all Liens.


5. Voting Rights and Dividends Prior to Default. Unless an Event of Default has occurred and is continuing:

                  (a) NSE may exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof; provided, however, that NSE shall not exercise or refrain from exercising any such rights where the consequence of such action or inaction would be (i) to impair any Collateral, the Lien granted to Agent therein, the first priority of such Lien or Agent's rights and remedies hereunder with respect to any Collateral or (ii) otherwise inconsistent with the terms of this Agreement and the other Credit Documents.

                  (b) NSE may receive and retain all dividends and interest paid in cash in respect of the Pledged Shares, except for any such dividends and interest paid in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus. NSE shall promptly deliver to Agent to hold as Collateral all dividends and interest which NSE is not entitled to receive and retain pursuant to the preceding sentence, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Agent, segregated from the other property or funds of NSE.


6. Authorized Action by Agent. NSE hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to NSE or any third party for failure so to do) any act which NSE is obligated by this Agreement to perform, and to exercise such rights and powers as NSE might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of NSE relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. NSE agrees to reimburse Agent upon demand for all reasonable and documented costs and expenses, including reasonable and documented attorneys' fees, Agent may incur while acting as NSE's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. NSE agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.


7.       Events of Default.

                  (a) Event of Default. NSE shall be deemed in default under this Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement.

                  (b) Voting Rights and Dividends. Upon the occurrence and during the continuance of an Event of Default:

                           (i) All  rights of NSE to  exercise  the  voting  and
                  other consensual rights which it would otherwise be entitled to exercise pursuant to subparagraph 5(a) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subparagraph 5(a) hereof shall cease and all such rights shall thereupon become vested in Agent which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

                           (ii) NSE shall  promptly  deliver to Agent to hold as
                  Collateral all dividends and interest received by NSE after the occurrence and during the continuance of any Event of Default, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Agent, segregated from the other property or funds of NSE.

                  (c) Other Rights and Remedies. In addition to all other rights and remedies granted to Agent by this Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (i) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Agreement; (ii) notify any or all issuers of or transfer or paying agents for the Collateral or any applicable clearing corporation, financial intermediary or other Person to register the Collateral in the name of Agent or its nominee and/or to pay all dividends, interest and other amounts payable in respect of the Collateral directly to Agent; (iii) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; and (iv) require NSE to assemble all records and information relating to the Collateral and make it available to Agent at a place to be designated by Agent. In any case where notice of any sale or disposition of any Collateral is required, NSE hereby agrees that seven
         (7) days notice of such sale or disposition is reasonable.

                  (d) Securities Laws.

                           (i) NSE acknowledges and recognizes that Agent may be
                  unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. NSE acknowledges that any such private sales may be at prices and on terms less favorable to Agent than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Agent has no obligation to delay sale of any Pledged Shares to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended, or under any state securities law.

                           (ii) Upon the occurrence  and during the  continuance
                  of an Event of Default and at Agent's request, NSE shall, and shall cause all issuers of Collateral and all officers and directors thereof and all other necessary Persons to, execute and deliver all documents, instruments and agreements and perform all other acts necessary or, in the opinion of Agent, advisable to sell the Collateral in any public or private sale, including any acts requested by Agent to (A) register any Collateral under the Securities Act of 1933, (B) qualify any Collateral under any state securities or "Blue Sky" laws or (C) otherwise permit any such sale to be made in full compliance with all applicable Governmental Rules.


8.       Miscellaneous.

                  (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon NSE or Agent under this Agreement shall be given as provided in Paragraph 8.01 of the Credit Agreement.

                  (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent or any Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Agent, Lenders, NSE and their respective successors and assigns; provided, however, that NSE may not assign or transfer any of its rights and obligations under this Agreement without the prior written consent of Agent and Lenders, and, provided, further, that Agent or any Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. All references in this Agreement to any Person shall be deemed to include all permitted successors and assigns of such Person.

                  (d) Cumulative Rights, etc. The rights, powers and remedies of Agent and Lenders under this Agreement shall be in addition to all rights, powers and remedies given to Agent and Lenders by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's or any Lender's rights hereunder. NSE waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.

                  (e) Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this
         Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (f) Cumulative Rights, etc. The rights, powers and remedies of Agent and Lenders under this Agreement shall be in addition to all rights, powers and remedies given to Agent and Lenders by virtue of any applicable Governmental Rule, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder. NSE waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.

                  (g) Payments Free of Taxes. All payments made by NSE under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, all present and future income, stamp, documentary and other taxes and duties, and all other levies, imposts, charges, fees, deductions and withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on Agent or any Lender by its jurisdiction of incorporation or the jurisdiction in which its Applicable Lending
         Office is located) (all such non-excluded taxes, duties, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to Agent or any Lender hereunder, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement or the other Credit Documents, as applicable. Whenever any Taxes are payable by NSE, as promptly as possible thereafter, NSE shall send to Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by NSE showing payment thereof. If NSE fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, NSE shall indemnify Agent and Lenders for any taxes (including interest or penalties) that may become payable by Agent or any Lender as a result of any such failure. The obligations of NSE under this Subparagraph 8(g) shall survive the payment and performance of the Obligations and the termination of this Agreement. Nothing contained in this Subparagraph 8(g) shall require Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

                  (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

                          [The signature page follows.]

         IN WITNESS WHEREOF, NSE has caused this Agreement to be executed as of the day and year first above written.

                                       NU SKIN ENTERPRISES, INC.



                                       By: _________________________
                                          Name: ____________________
                                          Title: _____________________

                                  ATTACHMENT 1
                               TO PLEDGE AGREEMENT

                             INITIAL PLEDGED SHARES



                                 Classes of     Voting        Issued and     Shares       Shares
 Foreign        Jurisdiction       Equity         Or         Outstanding    Owned by    Pledged to
Subsidiary    Of Organization    Securities    Non-Voting       Shares         NSE         Agent
----------    ---------------    ----------    ----------    -----------    --------    ----------

